UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2008

IAC/InterActiveCorp
(Exact name of registrant as specified in charter)

Delaware	0-20570	59-2712887
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY		10011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 5.03. Amendments to Article of Incorporation or Bylaws; Change in Fiscal Year.

(a)

On July 1, 2008, the Registrant’s Board of Directors approved amendments to the Registrant’s by-laws, effective as of that date, to revise provisions relating to indemnification and advancement rights and to make certain technical changes, including technical changes to provisions relating to the conduct of meetings of stockholders and of the Board of Directors. The full text of the by-laws, as amended and restated, appearing in Exhibit 3.1 hereto, is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d)

Exhibits to this Form 8-K

Exhibit No.	Description

3.1	Amended and Restated By-Laws of IAC/InterActiveCorp

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

Date: July 2, 2008	/s/ Greg Blatt
Name: Greg Blatt
Title: Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibits to this Form 8-K

Exhibit No.	Description

3.1	Amended and Restated By-Laws of IAC/InterActiveCorp